GMAC BANK [GRAPHIC OMITTED]

      CERTIFICATION REGARDING COMPLIANCE WITH APPLICABLE SERVICING CRITERIA


1. GMAC Bank ("GMACB") is responsible for assessing compliance with the servicing criteria applicable to it under paragraph (d) of Item 1122 of Regulation AB, as of and for the 12-month period ending December 31, 2007 (the "Reporting Period"), as set forth in Appendix A hereto. The transactions covered by this report include (i) all SEC-registered transactions closed on or after January 1, 2006 and (ii) unregistered transactions where GMACB has agreed to prepare an assessment of compliance in conformity with Item 1122 of Regulation AB, for which GMACB acted as Document Custodian and involving first and second lien mortgage loans and home equity loans (the "GMAC Bank Platform"), as set forth in Appendix B hereto.

2. Except as set forth in paragraph 3 below, GMACB used the criteria set forth in paragraph (d) of Item 1122 of Regulation AB to assess the compliance with the applicable servicing criteria;

3. The criteria listed in the column titled "Inapplicable to GMACB" in Appendix A hereto are inapplicable to GMACB based on the activities it performs with respect to the GMAC Bank Platform;

4. GMACB has complied, in all material respects, with the applicable servicing criteria as of December 31, 2007 and for the Reporting Period with respect to the GMAC Bank Platform taken as a whole; and

5. PricewaterhouseCoopers LLP, a registered independent public accounting firm, has issued an attestation report on GMACB's assessment of compliance with the applicable servicing criteria for the Reporting Period.

March 17, 2008

                                    GMAC Bank

                                     By:    /s/ Robert E. Groody
                                     Name:  Robert E. Groody
                                     Title: Executive Vice President

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

                                                    APPENDIX A

        ------------------------------------------------------------ ------------------------------------
                            SERVICING CRITERIA                               SERVICING CRITERIA
        ------------------------------------------------------------ ------------------------------------
           REFERENCE            CRITERIA                              APPLICABLE TO    INAPPLICABLE TO
                                                                           GMACB             GMACB
        ---------------- ------------------------------------------- ------------------ -----------------
                              GENERAL SERVICING CONSIDERATIONS
        ---------------- ------------------------------------------- ------------------ -----------------
        1122(d)(1)(i)    Policies and procedures are instituted to                             X
                         monitor any performance or other triggers
                         and events of default in accordance with
                         the transaction agreements.
        ---------------- ------------------------------------------- ------------------ -----------------
        1122(d)(1)(ii)   If any material servicing activities are                              X
                         outsourced to third parties, policies and
                         procedures are instituted to monitor the
                         third party's performance and compliance
                         with such servicing activities.
        ---------------- ------------------------------------------- ------------------ -----------------
        1122(d)(1)(iii)  Any requirements in the transaction                                   X
                         agreements to maintain a back-up servicer
                         for the pool assets are maintained.
        ---------------- ------------------------------------------- ------------------ -----------------
        1122(d)(1)(iv)   A fidelity bond and errors and omissions                              X
                         policy is in effect on the party
                         participating in the servicing function
                         throughout the reporting period in the
                         amount of coverage required by and
                         otherwise in accordance with the terms of
                         the transaction agreements.
        ---------------- ------------------------------------------- ------------------ -----------------
                             CASH COLLECTION AND ADMINISTRATION
        ---------------- ------------------------------------------- ------------------ -----------------
        1122(d)(2)(i)    Payments on pool assets are deposited                                 X
                         into the appropriate custodial bank
                         accounts and related bank clearing
                         accounts no more than two business days
                         following receipt, or such other number
                         of days specified in the transaction
                         agreements.
        ---------------- ------------------------------------------- ------------------ -----------------
        1122(d)(2)(ii)   Disbursements made via wire transfer on                               X
                         behalf of an obligor or to an investor
                         are made only by authorized personnel.
        ---------------- ------------------------------------------- ------------------ -----------------
        1122(d)(2)(iii)  Advances of funds or guarantees regarding                             X
                         collections, cash flows or distributions,
                         and any interest or other fees charged
                         for such advances, are made, reviewed and
                         approved as specified in the transaction
                         agreements.
        ---------------- ------------------------------------------- ------------------ -----------------
        1122(d)(2)(iv)   The related accounts for the transaction,
                         such as cash reserve accounts or accounts
                         established as a form of
                         overcollateralization, are separately                                 X
                         maintained (e.g., with respect to
                         commingling of cash) as set forth in the
                         transaction agreements.
        ---------------- ------------------------------------------- ------------------ -----------------
        1122(d)(2)(v)    Each custodial account is maintained at a                             X
                         federally insured depository institution
                         as set forth in the transaction
                         agreements. For purposes of this
                         criterion, "federally insured depository
                         institution" with respect to a foreign
                         financial institution means a foreign
                         financial institution that meets the
                         requirements of Rule 13k-1(b)(1) of the
                         Securities Exchange Act.
        ---------------- ------------------------------------------- ------------------ -----------------
        1122(d)(2)(vi)   Unissued checks are safeguarded so as to                              X
                         prevent unauthorized access.
        ---------------- ------------------------------------------- ------------------ -----------------
        1122(d)(2)(vii)  Reconciliations are prepared on a monthly                             X
                         basis for all asset-backed securities
                         related bank accounts, including
                         custodial accounts and related bank
                         clearing accounts. These reconciliations
                         are (A) mathematically accurate; (B)
                         prepared within 30 calendar days after
                         the bank statement cutoff date, or such
                         other number of days specified in the
                         transaction agreements; (C) reviewed and
                         approved by someone other than the person
                         who prepared the reconciliation; and (D)
                         contain explanations for reconciling
                         items. These reconciling items are
                         resolved within 90 calendar days of their
                         original identification, or such other
                         number of days specified in the
                         transaction agreements.




        ------------------------------------------------------------ ------------------------------------
                            SERVICING CRITERIA                               SERVICING CRITERIA
        ------------------------------------------------------------ ------------------------------------
           REFERENCE            CRITERIA                              APPLICABLE TO    INAPPLICABLE TO
                                                                           GMACB             GMACB
        ---------------- ------------------------------------------- ------------------ -----------------
                             INVESTOR REMITTANCES AND REPORTING
        ---------------- ------------------------------------------- ------------------ -----------------
        1122(d)(3)(i)    Reports to investors, including those to                              X
                         be  filed  with  the  Commission,   are
                         maintained  in  accordance   with  the
                         transaction agreements and  applicable
                         Commission requirements.  Specifically,
                         such reports (A) are prepared in accordance
                         with timeframes and other terms set forth
                         in the transaction agreements; (B) provide
                         information calculated in  accordance with
                         the terms specified in the transaction
                         agreements;  (C)  are  filed  with  the
                         Commission as required by its rules and
                         regulations;  and (D) agree with investors'
                         or the  trustee's  records  as to the
                         total unpaid principal balance and number
                         of pool assets serviced by the Servicer.
        ---------------- ------------------------------------------- ------------------ -----------------
        1122(d)(3)(ii)   Amounts due to investors are allocated                                X
                         and remitted in accordance with
                         timeframes, distribution priority and
                         other terms set forth in the transaction
                         agreements.
        ---------------- ------------------------------------------- ------------------ -----------------
         1122(d)(3)(iii) Disbursements made to an investor are
                         posted within two business days to the
                         Servicer's investor records, or such                                  X
                         other number of days specified in the
                         transaction agreements.
        ---------------- ------------------------------------------- ------------------ -----------------
        1122(d)(3)(iv)   Amounts remitted to investors per the
                         investor reports agree with cancelled
                         checks, or other form of payment, or                                  X
                         custodial bank statements.
        ---------------- ------------------------------------------- ------------------ -----------------
                                 POOL ASSET ADMINISTRATION
        ---------------- ------------------------------------------- ------------------ -----------------
        1122(d)(4)(i)    Collateral or security on pool assets is
                         maintained as required by the transaction           X
                         agreements or related mortgage loan
                         documents.
        ---------------- ------------------------------------------- ------------------ -----------------
        1122(d)(4)(ii)   pool asset and related documents are
                         safeguarded as required by the                      X
                         transaction agreements
        ---------------- ------------------------------------------- ------------------ -----------------
        1122(d)(4)(iii)  Any additions, removals or substitutions                              X
                         to the asset pool are made, reviewed and
                         approved in accordance with any
                         conditions or requirements in the
                         transaction agreements.
        ---------------- ------------------------------------------- ------------------ -----------------
        1122(d)(4)(iv)   Payments on pool assets, including any                                X
                         payoffs, made in accordance with the
                         related pool asset documents are posted
                         to the Servicer's  obligor records
                         maintained   no  more  than  two  business
                         days after receipt, or such other number
                         of days specified in the transaction
                         agreements, and allocated to principal,
                         interest or other items  (e.g.,  escrow)
                         in  accordance with the related pool
                         asset documents.
        ---------------- ------------------------------------------- ------------------ -----------------
        1122(d)(4)(v)    The Servicer's records regarding the pool                             X
                         assets agree with the Servicer's records
                         with respect to an obligor's unpaid
                         principal balance.
        ---------------- ------------------------------------------- ------------------ -----------------
        1122(d)(4)(vi)   Changes with respect to the terms or                                  X
                         status of an obligor's pool assets (e.g.,
                         loan modifications or re-agings) are
                         made, reviewed and approved by authorized
                         personnel in accordance with the
                         transaction agreements and related pool
                         asset documents.
        ---------------- ------------------------------------------- ------------------ -----------------
        1122(d)(4)(vii)  Loss mitigation or recovery actions                                   X
                         (e.g., forbearance plans, modifications and
                         deeds in lieu of foreclosure, foreclosures
                         and repossessions, as applicable)  are
                         initiated,  conducted and concluded in
                         accordance  with the  timeframes or other
                         requirements established by the transaction
                         agreements.
        ---------------- ------------------------------------------- ------------------ -----------------
        1122(d)(4)(viii) Records documenting collection efforts                                X
                         are maintained during the period a pool
                         asset is delinquent in accordance with
                         the transaction agreements. Such records
                         are maintained on at least a monthly
                         basis, or such other period specified in
                         the transaction agreements, and describe
                         the entity's activities in monitoring
                         delinquent pool assets including, for
                         example, phone calls, letters and payment
                         rescheduling plans in cases where
                         delinquency is deemed temporary (e.g.,
                         illness or unemployment).
        ---------------- ------------------------------------------- ------------------ -----------------




        ------------------------------------------------------------ ------------------------------------
                            SERVICING CRITERIA                               SERVICING CRITERIA
        ------------------------------------------------------------ ------------------------------------
           REFERENCE            CRITERIA                              APPLICABLE TO    INAPPLICABLE TO
                                                                           GMACB             GMACB
        ---------------- ------------------------------------------- ------------------ -----------------
        1122(d)(4)(ix)   Adjustments to interest rates or rates of                             X
                         return for pool assets with variable
                         rates are computed based on the related
                         pool asset documents.
        ---------------- ------------------------------------------- ------------------ -----------------
        1122(d)(4)(x)    Regarding any funds held in trust for an                              X
                         obligor (such as escrow  accounts):  (A)
                         such funds are analyzed,  in accordance
                         with the obligor's pool asset documents,
                         on at least an annual basis, or such other
                         period specified in the transaction
                         agreements;  (B)  interest  on  such funds
                         is  paid, or credited, to obligors  in
                         accordance  with  applicable  pool  asset
                         documents  and  state  laws;  and (C)  such
                         funds are returned to the obligor within
                         30 calendar days of full repayment  of the
                         related  pool  assets,  or such other
                         number of days specified in the transaction
                         agreements.
        ---------------- ------------------------------------------- ------------------ -----------------
        1122(d)(4)(xi)   Payments made on behalf of an obligor                                 X
                         (such as tax or insurance payments) are
                         made on or before the related penalty or
                         expiration dates, as indicated on the
                         appropriate bills or notices for such
                         payments, provided that such support has
                         been received by the Servicer at least 30
                         calendar days prior to these dates, or
                         such other number of days specified in
                         the transaction agreements.
        ---------------- ------------------------------------------- ------------------ -----------------
        1122(d)(4)(xii)  Any late payment penalties in connection                              X
                         with any payment to be made on behalf of
                         an obligor are paid from the  Servicer's
                         funds and not charged to the obligor,
                         unless  the  late  payment  was  due  to
                         the  obligor's error or omission.
        ---------------- ------------------------------------------- ------------------ -----------------
        1122(d)(4)(xiii) Disbursements made on behalf of an
                         obligor are posted within two business
                         days to the obligor's records maintained
                         by the Servicer, or such other number of                              X
                         days specified in the transaction
                         agreements.
        ---------------- ------------------------------------------- ------------------ -----------------
        1122(d)(4)(xiv)  Delinquencies, charge-offs and                                        X
                         uncollectible accounts are recognized and
                         recorded in accordance with the
                         transaction agreements.
        ---------------- ------------------------------------------- ------------------ -----------------
        1122(d)(4)(xv)   Any external enhancement or other
                         support, identified in Item 1114(a)(1)
                         through (3) or Item 1115 of Regulation                                X
                         AB, is maintained as set forth in the
                         transaction agreements.
        ---------------- ------------------------------------------- ------------------ -----------------

                                   APPENDIX B


SACO 06-1
2006-5
SACO 06-8
SACO 06-6
SACO 06-7
SACO 06-9
SACO 06-9
SACO 06-10
SACO 06-12
SACO 2007-2
BSSLT07-1
BSSLT07-1
BSSLT 2007-2
2006-S1
2006-RF2
SAIL2006-2
2006-3H
LMT 2006-2
2006-GP2
2006-4N
2006-GP1
LXS 2006-7
LXS 2006-8
2006-GP3
LXS 06-10N
2006-ARS1
LXS 06-10N
LXS2006-11
LXS2006-GP4
LXS 06-12N
2006-GEL3
LXS2006-12N
GPMF2006AR4
LXS2006-13
GPMF2006AR5
GPMF2006AR6
LMT 2006-7
2006-GEL4
GPMF2006AR7
GPMF2006AR8

2007-GEL1
2007-GEL1
GPMF2007AR1
SASCO07-RF1
GPMF2007AR2
2007-GEL2
2007-GEL2
SAS2007-TC1
SASCO07-RF2
SASCO07-RNP1
LXS 06-18N
LXS 2007-4N
LXS 07-15N
BOA-PNC
BOA-PNC
LEHMAN 0705
BV 2007-18
SECURITIES
2007-AR1
BAFC 06-5
SNDVW2006-A
SNDV2007-1
HBVW 06-SB1
BAYVIEW
BAYVIEW
MASD 2007-1
MASD 2007-1
MASTR 07-2
MASTR 07-2
ISAC 2006-5
SAC 2006-3
ISAC 2006-4
CMB 2007-A
MSM 06-10SL
MSM 06-14SL
MSM2007-4SL
BV 2007-1
MSM 06-4SL
NAAC2006AP1
ACE2007HE5
Macquarie 2007-1
GSMPS06RP1
GSR 2006-4F
2006-1
TCMLT 07-1

DLJMC-WACHO
DLJMC-HUDSO
2006-HE1
MSM 06-2
MSM 06-3AR
MSM 06-5AR
MSM 06-6AR
MSM 06-7
MSM 06-8AR
MSM 06-11
MSM06-12XS
LUM 2006-6
CMLTI07AMC2
MARM 2007-2
DBALT06AB1
DBALT06AR1
GSR 2006-2F
MALT 2006-1
MSM 06-1AR
NAAC2006AR1
BAFC 06-1
BSALTA 06-1
MASD 2006-1
MARP 06-1
ACE2006-SL1
CSMC 2006-1
GSR2006-AR1
NAAC2006S1
MIT 2006-1
BAFC 06-2
GSR 2006-3F
NAAC2006AR2
DBALT06AF1
MASTR 06-1
2006-B
GSR2006-AR2
BSALTA 06-3
PRIME06-CL1
ARMT 2006-2
LUM 2006-4
NAAC2006S2
DBALT06AB2
DBALT06AR2
SAIL 2006-3
BSABS06SD2

BSARM2006-2
NAAC 06-AF1
NAAC 06-AF1
MASD 2006-2
DBALT06AB3
MALT 2006-3
LUM 2006-5
MASD 2006-2
BSALTA 06-4
BAFC 06-4
2006-S3
MSM 06-9AR
DBALT06AR3
GSMPS2004-4
HBRVW 06-8
NAAC 06-AF2
NAAC 06-AF2
NAAC 06-AF2
MSM07-3XS
GSMPS 06-2
ACE2006-SL4
SASCO 06BC2
MARP 06-2
MSM06-13ARX
MARM 06OA2
DBALT06AB4
DBALT06AR4
HBRVW 06-8
2006-AR3
CSMC 2006-8
MSM2007-5AX
DBALT06AR5
MSM06-16AX
MASD 2006-3
MSM06-15XS
HBRVW 06-10
CSMC 2006-9
MASTR 06-3
MASD 2006-03
2006-AR4
2006-S5
NHELI 06AF1
HBVW2006-14
DBALT06AR6
HBVW2006-13

MSM06-17XS
BAYVW2006-D
BSALTA 06-8
DBALT06OA1
SACO2006-11
MSM2007-1XS
MSM2007-2AX
DBALT07AR1
MALT 2007-1
NAAC 2007S1
NHEL 07-1
NHEL 07-1
DBALT07AR2
DBALT07BAR1
ACE2007SL1
RBSGC2007-B
MARM 2007-2
NAAC 2007-1
MSM07-6XS
DBALT07AR3
BSABS07SD2
DBALT07OA2
SEMT 2007-1
BSSLT07SV1
NAAC 2007S2
HVMLT 07-2
BSSLT07SV1
DBALT07AB1
ASC 2007-S1
BAYVW2007-A
MARM 07-HF1
HVMLT 07-3
HVMLT 07-A
BAFC 2007-3
ACE2007HE4
MSM07-7AX
CG2007-SHL1
NAAC 2007-1
ACE07STICS1
BSABS07SD3
SEMT 07-02
BAFC 2007-4
DBALT07OA3
HVMLT 07-4
HVMLT 07-4

MHL 2007-1
MSM07-8XS
DBALT 07-2
SEMT 07-4
GSR 2007-4F
DBALT07OA4
MSM07-10XS
MSM07-11AR
MHL 2007-2
DBALT07-1
NAAC 2007-3
NAAC 2007-2
DBALT07OA45
MSM07-12
HVMLT07-06
BAYVW2007-B
SEMT 07-03
MARM 07-HF2
ACE2007SL2
BAFC 2007-7
ACE2007SL3
ACE2007SL3
MSM07-13
CSMC 2007-6
HVMLT07-07
DBALT 07-3
MALT 07-HF1
DBALT 07-4
MSM07-14AR
MSM07-15AR
2006-J1
2006-AR1
2006-AR2
2006-HLTV1
2006-HE1
2006-HE2
2006-HE3
2006-HE4
2006-HE5
2007-HE1
2007-HE2
2007-HE3